Exhibit 99.5

THE RIGHTS OF THE SECURED PARTIES UNDER THIS TRADEMARK
SECURITY AGREEMENT ARE SUBJECT TO AND GOVERNED BY THE TERMS
OF A SUBORDINATION AGREEMENT OF EVEN DATE HEREWITH BY AND
BETWEEN THE UNDERSIGNED SECURED PARTIES AND LASALLE BANK
NATIONAL ASSOCIATION.

TRADEMARK SECURITY AGREEMENT

THIS TRADEMARK SECURITY AGREEMENT ("AGREEMENT") is dated as of
October ___, 2002, by and between PLYMOUTH RUBBER COMPANY, INC. , a Massachusetts corporation ("PLEDGOR"), with its mailing address at 104 Revere Street, Canton, Massachusetts
02021; GENERAL ELECTRIC CAPITAL CORPORATION, individually and as agent ("GE CAPITAL"), with its mailing address at 44 Old Ridgebury Road, Danbury, Connecticut 06810; THE
CIT GROUP/EQUIPMENT FINANCING, INC. ("CIT"), with its mailing address at 1540 Fountainhead Parkway, Tempe, Arizona 85282; and BANKNORTH, N.A. ("BANKNORTH"), with its mailing address at One Portland Square, Portland, Maine 04112-9540. Hereafter, GE CAPITAL,
CIT, and BANKNORTH are collectively referred to as the "SECURED PARTIES."

NOW, THEREFORE, FOR GOOD AND VALUABLE CONSIDERATION, the receipt and adequacy of which are hereby acknowledged, the PLEDGOR agrees with the SECURED PARTIES as follows:

Section 1. Defined Terms. As used in this AGREEMENT, the terms set forth in this
Section 1 have the meanings set forth below, unless the specific context of this AGREEMENT clearly requires a different meaning. Terms defined in this Section 1 or elsewhere in this
AGREEMENT are in all capital letters throughout this AGREEMENT. The singular use of any defined term includes the plural and the plural use includes the singular.

Section 1.1 "BANKNORTH LOANS". The term "BANKNORTH LOANS" means collectively the following term loans that have been extended to the PLEDGOR and are evidenced, respectively, by the following instruments with the following maturity dates:

(i) Promissory Note from the PLEDGOR as maker dated November 25, 1998, as modified, in the originally stated principal amount of $1,339,031.88 and an unpaid principal balance as of October 1, 2002 of $794,623.78 with interest accruing thereon at the rate of seven and 10/100's percent (7.10%) per annum and a final maturity date of August 1, 2008;

(ii) Promissory Note from the PLEDGOR as maker dated June 30, 1999, as modified, in the originally stated principal amount of $867,743.00 and an unpaid principal balance as of October 1, 2002 of $617,739.69, with interest accruing thereon at the rate of eight and
39/100's percent (8.39%) per annum and a final maturity date of August 1, 2008;

(iii) Promissory Note from the PLEDGOR as maker dated March 3, 2000, as modified, in the originally stated principal amount of $810,249.90 and an unpaid principal balance as of October 1, 2002 of $676,205.34, with interest accruing thereon at the rate of nine and
11/100's percent (9.11%) per annum and a final maturity date of August 1, 2008; and

(iv) Promissory Note from the PLEDGOR as maker dated on or about May 3, 2000, as modified, in the originally stated principal amount of $161,313.39 and an unpaid principal balance as of October 1, 2002 of $139,214.52, with interest accruing thereon at the rate of nine and 5/100's percent (9.05%) per annum and a final maturity date of August 1, 2008.

Section 1.2 The term "CIT LEASES" means collectively: (a) the Equipment
Lease Schedule No. Five (CIT No. 65169) dated as accepted by the Lessor thereunder on
November 20, 1997 to a Master Equipment Lease Agreement (No. 941229DIR) dated as accepted by the Lessor thereunder on April 25, 1995 by and between the PLEDGOR and Champion Credit
Corporation, with respect to which the aggregate amount of rental payments as of October 1, 2002 remaining to be paid thereunder is $198,127.09, and the final rental payment is due on March 1,
2003; and (b) the Equipment Lease Schedule No. Eight (CIT No. 81488) dated as accepted by the
Lessor thereunder on June 12, 1998 to a Master Equipment Lease Agreement (No. 941229DIR)
dated as accepted by the Lessor thereunder on April 25, 1995 by and between the PLEDGOR and
Champion Credit Corporation, with respect to which the aggregate amount of unpaid principal payments as of October 1, 2002 remaining to be paid thereunder is $288,103. 51 and the final rental payment is due on December 1, 2003.

Section 1.3 "EVENT OF DEFAULT" means any event, condition, or omission, which, after the expiration of any applicable rights of notice or cure, constitutes a violation or default under the SECURED PARTY DOCUMENTS or pursuant to any other agreement executed from time to time by the PLEDGOR to or for the benefit of the SECURED PARTIES which evidences or relates or pertains to any of the OBLIGATIONS.

Section 1.4 "GE LOANS. The term "GE LOANS" means collectively the following term loans that have been extended to the PLEDGOR and are evidenced, respectively, by the following instruments with the following maturity dates:

(i) Promissory Note from the PLEDGOR as maker dated December 3, 1997, as modified, in the originally stated principal amount of $4,050,000 and an unpaid principal balance as of October 1, 2002 of $2,484,607.43, with interest accruing thereon at the rate of eight and
54/100's percent (8.54%) per annum and a final maturity date of October 1, 2005;

(ii) Promissory Note from the PLEDGOR as maker dated April 13, 1998, as modified, in the originally stated principal amount of $3,710,000 and an unpaid principal balance as of October 1, 2002 of $1,789,992.18, with interest accruing thereon at the rate of eight and
4/100's percent (8.04%) per annum and a final maturity date of October 1, 2005;

(iii) Promissory Note from the PLEDGOR as maker dated November 12, 1998, as modified, in the originally stated principal amount of $450,000 and an unpaid principal balance as of October 1, 2002 of $216,300.99, with interest accruing thereon at the rate of seven and
75/100's percent (7.75%) per annum and a final maturity date of October 1, 2005;

(iv) Promissory Note from the PLEDGOR as maker dated December 30, 1999, as modified, in the originally stated principal amount of $550,000 and an unpaid principal balance as of October 1, 2002 of $430,958.91, with interest accruing thereon at the rate of eight and
75/100's percent (8.75%) per annum and a final maturity date of October 1, 2005;

(v) Promissory Note from the PLEDGOR as maker dated June 5, 2000, as modified, in the originally stated principal amount of $1,469,978.50 and an unpaid principal balance as of October 1, 2002 of $1,291,525.78, with interest accruing thereon at the rate of nine and
56/100's percent (9.56%) per annum and a final maturity date of October 1, 2005; and

(vi) Promissory Note from the PLEDGOR as maker dated August 24, 2000, as modified, in the originally stated principal amount of $1,104,077 and an unpaid principal balance as of October 1, 2002 of $999,226.07, with interest accruing thereon at the rate of eight and
9805/10,000's percent (8.9805%) per annum and a final maturity date of October 1, 2005.

Section 1.5 "LASALLE" means LaSalle Bank National Association, or any successor or successors in interest as lender to the PLEDGOR.

Section 1.6 "OBLIGATIONS" means the obligations of the PLEDGOR to pay to the SECURED PARTIES all sums due to the SECURED PARTIES arising out of or related to the GE LOANS, the BANKNORTH LOANS, the CIT LEASES, or the SECURED PARTY DOCUMENTS. The term "OBLIGATIONS" shall not include any other financings, loans, obligations, or leases, whether currently existing or arising in the future.

Section 1.7 "SECURED PARTY DOCUMENTS" means all agreements, instruments and documents, including without limitation, security agreements, equipment leases, schedules, collateral schedules, notes, assignments, and all other written matter, whether heretofore, now, or hereafter executed by or on behalf of the PLEDGOR to or for the benefit of any of the SECURED PARTIES which evidence, secure or otherwise relate or pertain to the GE
LOANS, the BANKNORTH LOANS, or the CIT LEASES.

Section 1.8 "SUBORDINATION AGREEMENT" means the Subordination
Agreement of even date herewith by and between LASALLE and the SECURED PARTIES.

Section 1.9 "TRADEMARKS" means all right, title and interest of the PLEDGOR, whether now owned or existing or hereafter acquired or arising, in, to, under and by virtue of all trademarks, trade names, corporate names, partnership names, company names, business names, fictitious business names, trade styles, service marks, package or product designs, trade dress, logos, other source of business identifiers, and prints and labels on which any of the foregoing have appeared or appear, now existing or hereafter adopted or acquired, and all registrations and recordings thereof, and all applications for any of the foregoing, including, without limitation, registrations, recordings and applications in the United States Patent and Trademark
Office, together with: (a) all renewals thereof, (b) all intellectual property of the PLEDGOR and goodwill of the business to which any of the foregoing relates, (c) all present and future rights of the PLEDGOR under all present and future license agreements relating to any of the foregoing, whether the PLEDGOR is licensee or licensor thereunder, (d) all income, royalties, damages and payments now or hereafter due or payable under any of the foregoing or with respect thereto, including, without limitation, damages and payments for past, present or future infringements thereof, (e) all present and future claims, causes of action and rights to sue for past, present or future infringements thereof, (f) all general intangibles, proceeds and products related thereto, and
(g) all rights corresponding thereto throughout the world. "TRADEMARKS," as defined above shall include, without limitation, all of the United States trademarks and trademark applications listed on
Exhibit A attached hereto and incorporated herein by reference.

Section 2. Grant Of Security Interest. As security for the complete and timely payment, performance and satisfaction of all of the OBLIGATIONS, the PLEDGOR hereby mortgages, pledges, and hypothecates unto the SECURED PARTIES and the SECURED PARTIES' successors and assigns, upon the following terms and conditions, and hereby grants to the
SECURED PARTIES and the SECURED PARTIES' successors and assigns, a security interest in and to all of the PLEDGOR'S right, title and interest in, under or by virtue of the TRADEMARKS, whether now owned or existing or hereafter acquired, and in the products and proceeds thereof.
The security interests granted by the PLEDGOR to the SECURED PARTIES hereunder shall automatically attach to and include all rights to any TRADEMARKS which are subsequently obtained by the PLEDGOR after the date of this AGREEMENT or to any licenses thereof. The
PLEDGOR hereby irrevocably and unconditionally authorizes the SECURED PARTIES to modify and amend from time to time this AGREEMENT and Exhibit A hereto to include any such additional
TRADEMARKS or licenses, without any further assent or signature of the PLEDGOR. Future advances are intended to be secured. The pledges and security interests granted hereunder by
PLEDGOR are subordinate to the pledges and security interests of LASALLE therein as set forth in the SUBORDINATION AGREEMENT.

Section 3. Representations And Warranties. The PLEDGOR represents and warrants that: (a) Exhibit A attached hereto sets forth all TRADEMARKS owned by the PLEDGOR as of the date hereof, each of the TRADEMARKS described on Exhibit A is subsisting, valid, unexpired and enforceable, none of such TRADEMARKS has been adjudged invalid, expired or unenforceable in whole or in part, or is the subject of any proceeding which seeks any of the foregoing, and none of such TRADEMARKS has been abandoned; (b) no claim has been made or threatened to the
PLEDGOR that the use of any of the TRADEMARKS infringes upon or violates the rights of any third person; (c) the PLEDGOR is the sole and exclusive owner of the entire unencumbered right, title and interest in and to each of the TRADEMARKS, free and clear of any liens, charges and encumbrances, including without limitation pledges, security interests, assignments, licenses, franchise agreements, registered user agreements and covenants by the PLEDGOR not to sue third persons; (d) the PLEDGOR has the unqualified right to enter into this AGREEMENT and to perform its terms; (e) the PLEDGOR has used, and will continue to use for the duration of this
AGREEMENT, proper statutory notice and markings in connection with its use of the
TRADEMARKS; and (f) upon the completion of all necessary public filings, the liens and security interests granted pursuant to this AGREEMENT will constitute first priority perfected liens on and security interests in the TRADEMARKS in favor of the SECURED PARTIES.

Section 4. Maintenance Of Trademarks; Prosecution Of Applications And
Proceedings;
Maintenance Of Quality Standards. The PLEDGOR covenants that it will maintain the registration of the TRADEMARKS, and take all actions necessary to maintain, preserve and continue the validity and enforceability of the TRADEMARKS, including but not limited to the filing of applications for renewal, affidavits of use, affidavits of incontestability and institution and maintenance of opposition, concurrent use, interference and cancellation proceedings, and the payment of any and all application, renewal, extension or other fees. The PLEDGOR agrees that the PLEDGOR will prosecute diligently any trademark applications of the TRADEMARKS pending as of the date of this
AGREEMENT or thereafter until the OBLIGATIONS shall have been unconditionally paid and satisfied in full, to make federal application on registerable but unregistered TRADEMARKS, to file and prosecute opposition, concurrent use and cancellation proceedings and to do any and all acts which are necessary or desirable to preserve and maintain all rights in the TRADEMARKS. The
PLEDGOR agrees that it will not sell, assign, transfer, convey or encumber its interest in, or grant any license under, any of the TRADEMARKS. The PLEDGOR further agrees not to enter into any agreement (for example, a license agreement) which is inconsistent with the PLEDGOR'S obligations under any of the SECURED PARTY DOCUMENTS. The PLEDGOR agrees that it will not take any action, or permit any action to be taken by others subject to its control, including licensees, or fail to take any action, which would adversely affect the validity or enforcement of the rights transferred to the SECURED PARTIES under this AGREEMENT. The PLEDGOR agrees that it will not abandon any TRADEMARKS (including applications for TRADEMARKS) without the express written consent of the SECURED PARTIES. Any expenses incurred by the PLEDGOR in connection with the TRADEMARKS shall be the sole expense of the PLEDGOR.
The
PLEDGOR covenants to use and require the use of consistent standards of quality in the manufacture of products sold and services rendered under the TRADEMARKS. The PLEDGOR further agrees to promptly provide notice to the SECURED PARTIES of all rights obtained subsequent to the date of this AGREEMENT in and to any TRADEMARKS not set forth on
Exhibit A.

Section 5. Rights Upon The Occurrence Of An Event Of Default. Upon the occurrence of an EVENT OF DEFAULT but subject to the restrictions set forth in the SUBORDINATION
AGREEMENT, in addition to all other rights and remedies available under the SECURED PARTY
DOCUMENTS or under applicable law, including but not limited to the rights of a secured party under the Uniform Commercial Code in effect from time to time in Massachusetts, the SECURED
PARTIES shall have the right at any time (but shall have no obligation) to:
(a) take exclusive
possession and/or place a custodian in exclusive possession of any or all of the TRADEMARKS from time and to time; (b) take, in its name or in the name of the PLEDGOR or otherwise, such actions as the SECURED PARTIES may, at any time or from time to time, deem necessary to maintain, protect, sell, liquidate, transfer, license, assign or otherwise dispose of or realize upon the TRADEMARKS, upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk; (c) use, operate, manage, and control the TRADEMARKS in any lawful manner; and (d) collect and receive all income, revenue, earnings, issues, and profits therefrom. Notice of any sale or other disposition shall be given to the PLEDGOR at least ten (10) days before the time of any intended public sale or of the time after which any intended private sale or other disposition of the
COLLATERAL is to be made, which the PLEDGOR hereby agrees shall be commercially reasonable notice of such sale or other disposition. At any such sale or other disposition, the
SECURED PARTIES may, to the extent permissible under applicable law, purchase the whole or any part of the TRADEMARKS, free from any right of redemption on the part of the PLEDGOR, which right is hereby waived and released to the extent lawfully permitted.
The PLEDGOR shall
remain liable for any deficiency if the proceeds of any sale or other disposition of the
TRADEMARKS are insufficient to pay in full the OBLIGATIONS and all costs and expenses, including reasonable attorneys' fees and disbursements, paid or incurred by the SECURED
PARTIES in collecting any such deficiency. The PLEDGOR hereby irrevocably and unconditionally authorizes and empowers the SECURED PARTIES to make, constitute and appoint any officer or agent of the SECURED PARTIES as the SECURED PARTIES may select, in its exclusive discretion, as the PLEDGOR'S true and lawful attorney-in-fact, with the power to endorse or sign the PLEDGOR'S name on all applications, documents, papers and instruments necessary for the
SECURED PARTIES or the designee of the SECURED PARTIES to: (i) own and use the TRADEMARKS; (ii) grant or issue any exclusive or nonexclusive licenses under the TRADEMARKS to any other person; (iii) assign, license, pledge, convey or otherwise transfer title in or dispose of the TRADEMARKS to any other person on such terms and conditions as the SECURED PARTIES shall in their sole discretion determine; (iv) demand, sue for compromise, settle and collect and receive payment of and receipt for, any and all moneys, claims and other a mounts due or to become due at any time in respect of or arising out of any of the TRADEMARKS;
(v) commence
and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect or enforce any right in respect of the TRADEMARKS;
(vi) defend any suit,
action or proceeding brought against the PLEDGOR with respect to any of the TRADEMARKS; (vii) settle, compromise or adjust any of the aforesaid suits, actions or proceedings and, in connection therewith, to give such discharges as the SECURED PARTIES may deem appropriate; and (viii) do all acts and things which the SECURED PARTIES deem necessary from time to time to protect, preserve or realize upon the TRADEMARKS and the SECURED PARTIES' liens thereon and to effect the intent of this AGREEMENT. The PLEDGOR hereby ratifies all that such attorney shall lawfully do or cause to be done by virtue hereof. This power of attorney shall be irrevocable for the life of this AGREEMENT, and is intended by the PLEDGOR to be a power of attorney coupled with an interest. All of the SECURED PARTIES' rights and remedies with respect to the
TRADEMARKS, whether established by this AGREEMENT, by any SECURED PARTY DOCUMENT, or by law shall be cumulative and may be exercised singularly or concurrently.

Section 6. No Duty Imposed Upon Secured Parties. The powers conferred upon the SECURED PARTIES hereunder are solely to protect the interests of the SECURED PARTIES in the TRADEMARKS and shall not impose any duty upon the SECURED PARTIES to exercise any such powers.

Section 7. Patent And Trademark Office And Third Parties May Rely Upon
Pledgor's
Authorizations To Secured Parties. If the SECURED PARTIES shall elect to exercise any of their rights hereunder, the United States Patent and Trademark Office and all other persons and entities shall have the right to rely upon the SECURED PARTIES' written statement of the SECURED
PARTIES' right to sell, assign, license and transfer the TRADEMARKS and the PLEDGOR hereby irrevocably and unconditionally authorizes the United States Patent and Trademark Office and all other persons and entities to recognize such sale by the SECURED PARTIES either in the
PLEDGOR'S name or in the SECURED PARTIES' name without the necessity or obligation of the
United States Patent and Trademark Office or any other persons and entities to ascertain the existence of any default by the PLEDGOR under the SECURED PARTY DOCUMENTS, or any other fact or matter relating to the entitlement of the SECURED PARTIES to exercise their rights hereunder.

Section 8. Costs And Expenses. All fees, costs and expenses, including any attorney's fees and legal expenses, incurred by the SECURED PARTIES in connection with the preparation of this AGREEMENT and all other documents relating hereto, the filing or recording of this
AGREEMENT or any other documents (including all taxes in connection therewith) in public offices, the payment or discharge of any taxes, counsel fees, maintenance fees, encumbrances or any other fees incurred in otherwise protecting, maintaining or preserving the TRADEMARKS, or in enforcing the terms of this AGREEMENT or in defending or prosecuting any actions or proceedings arising out of or related to the TRADEMARKS, shall be borne and paid by the PLEDGOR on demand by the SECURED PARTIES and until so paid shall be added to the principal amount of the OBLIGATIONS and shall bear interest at the highest rate in effect from time to time under the
SECURED PARTY DOCUMENTS.

Section 9. Notices. Notices that are required or permitted to be delivered hereunder shall be sufficient if in writing and sent to the addresses set forth in the SECURED PARTY
DOCUMENTS, in the manner and within the time specified in the SECURED PARTY DOCUMENTS.

Section 10. Further Assurances. The PLEDGOR shall promptly do, make, execute and deliver all such further and additional acts, things, deeds, assurances, instruments and documents considered reasonably necessary, appropriate or proper by the SECURED PARTIES to vest in, effectuate assure to the SECURED PARTIES their rights under this AGREEMENT or in any of the
TRADEMARKS. The PLEDGOR hereby constitutes the SECURED PARTIES its attorney-in -fact to execute and file all such additional instruments and documents for the foregoing purposes, including such filings with the United States Patent And Trademark Office or in any other office or place of public filings as the SECURED PARTIES deem to be necessary and appropriate, all lawful acts of such attorney being hereby ratified and confirmed; such power, being coupled with an interest, is irrevocable until the OBLIGATIONS have been satisfied in full and there exists no contingent or noncontingent commitment which could give rise to any OBLIGATIONS.

Section 11. Amendment. The terms and conditions of this AGREEMENT may be modified, altered, waived, or amended only by a writing executed by the SECURED PARTIES consenting to the modification, alteration, waiver, or amendment.

Section 12. Choice Of Law. This AGREEMENT shall be construed according to the laws of the Commonwealth of Massachusetts. All parties hereto consent to the jurisdiction and venue of the courts of the Commonwealth of Massachusetts in any action to enforce, construe or interpret this AGREEMENT.

Section 13. Severability. If any of the provisions of this AGREEMENT are judicially determined to be in conflict with any law of the Commonwealth of Massachusetts or otherwise judicially determined to be unenforceable for any reason whatsoever, such provision shall be deemed null and void to the extent of such unenforceability but shall be deemed separable from and shall not invalidate any other provision of this AGREEMENT.

Section 14. Successors And Assigns. The terms, covenants and conditions contained in this AGREEMENT shall inure to the benefit of the SECURED PARTIES and their respective successors and assigns, and shall be binding upon the PLEDGOR and its successors and assigns.

Section 15. Waiver Of Jury Trial. The PLEDGOR and the SECURED PARTIES each agree that any suit, action, or proceeding, whether claim or counterclaim, brought or instituted by either party hereto or any successor or assign of either party hereto, with respect to this
AGREEMENT, the SECURED PARTY DOCUMENTS, or any other document or agreement which in any way relates, directly or indirectly, to this AGREEMENT, the SECURED PARTY
DOCUMENTS, the OBLIGATIONS or any event, transaction or occurrence arising out of or in any way connected with this AGREEMENT, the SECURED PARTY DOCUMENTS, any of the OBLIGATIONS, or the dealings of the parties with respect thereto, shall be tried only by a court, and not by a jury. THE PLEDGOR AND THE SECURED PARTIES HEREBY EXPRESSLY WAIVE ANY AND ALL RIGHTS TO A TRIAL BY JURY IN ANY SUCH SUIT, ACTION, OR PROCEEDING.

[Signatures Begin On The Following Page]

IN WITNESS WHEREOF, the parties have executed this AGREEMENT as of the date first above written with the specific intention of creating an instrument under seal.

PLEDGOR:
PLYMOUTH RUBBER COMPANY, INC.,
A Massachusetts Corporation
(SEAL) By:
Maurice J. Hamilburg,
President

WITNESS/ATTEST:
Print Name:

ACKNOWLEDGMENT

COMMONWEALTH OF MASSACHUSETTS, COUNTY OF _____________________:
On this _____ day of October, 2002, before me appeared Maurice J. Hamilburg, to me personally known, who, being duly sworn (or affirmed), did say that he is the President of
PLYMOUTH RUBBER COMPANY, INC., and that the corporation has no official seal, and that the foregoing instrument was signed in behalf of the corporation by authority of its Board of Directors, and said Maurice J. Hamilburg acknowledged said instrument to be the free act and deed of the corporation.


(SEAL)
Notary Public
Print Name of Notary
My Commission Expires:

[Continued On The Following Page]
8

WITNESS/ATTEST: SECURED PARTIES:
GENERAL ELECTRIC CAPITAL CORPORATION
By: (SEAL)
Kevin G. Wortman, Senior Vice President,
Strategic Asset Financing Group
Date: October ___, 2002

ACKNOWLEDGMENT

STATE OF CONNECTICUT, COUNTY OF ____________, SS:
On this _____ day of October, 2002, before me, ______________________, the undersigned officer, personally appeared Kevin G. Wortman, who acknowledged himself to be the
Senior Vice President of GENERAL ELECTRIC CAPITAL CORPORATION, a corporation, and that he, as such officer, being authorized so to do, executed the foregoing instrument for the purposes therein contained, by signing the name of the corporation by himself as such officer and as his and its free act and deed.

In witness whereof I hereunto set my hand.

Commissioner of the Superior Court
Notary Public
My Commission Expires:

[Continued On The Following Page]

WITNESS/ATTEST:
THE CIT GROUP/EQUIPMENT FINANCING, INC.
(SEAL) By:
Name:
Title:
Date: December ___, 2002

ACKNOWLEDGMENT

STATE OF ARIZONA, CITY/COUNTY OF TEMPE, TO WIT:
I HEREBY CERTIFY that on this ____ day of December, 2002, before me, the undersigned
Notary Public, personally appeared ____________________, and acknowledged him/herself to be the ________________ of THE CIT GROUP/EQUIPMENT FINANCING, INC., a
______________
corporation, and that he/she, as such officer, being authorized so to do, executed the foregoing instrument for the purposes therein contained by signing the name of THE CIT GROUP/EQUIPMENT FINANCING, INC., by him/herself as _________________.
IN WITNESS MY Hand and Notarial Seal.



(SEAL)
NOTARY PUBLIC
Print Name Of Notary
My Commission Expires:

[Continued On The Following Page]
10

WITNESS/ATTEST:
BANKNORTH, N.A.
By:       (SEAL)
Name:
Title:
Date: October ___, 2002

ACKNOWLEDGMENT

STATE OF __________________, CITY/COUNTY OF ______________________, TO WIT:
I HEREBY CERTIFY that on this ____ day of October, 2002, before me, the undersigned
Notary Public, personally appeared ____________________, and acknowledged him/herself to be the ________________ of BANKNORTH, N.A., a ______________________________,
and that
he/she, as such officer, being authorized so to do, executed the foregoing instrument for the purposes therein contained by signing the name of BANKNORTH, N.A., by him/herself as
_________________.
IN WITNESS MY Hand and Notarial Seal.



NOTARY PUBLIC  (SEAL)
Print Name Of Notary
My Commission Expires:

11

EXHIBIT "A"

Schedule Of Trademarks
Trademark           Reg. No.            Reg. Date

ASR                 2156618          May 12, 1998
COLDTERM            2115123          November 25, 1997
PLYVOLT             1953338          January 30, 1996
BI-SEAL             1731097          November 10, 1992
PLYSTRAP            1596079          May 15, 1990
PLYCOM              1599609          June 5, 1990
PLYWRAP             1597423          May 22, 1990
GLF                 1615713          October 2, 1990
REVERE              1745734          January 12, 1993
PLYMARK             1486135          April 26, 1988
BLUE MAX            1460033          October 6, 1987
BLUE MAX            1460032          October 6, 1987
SNAP-A-ROLL         1441112          June 2, 1987
CAMBRIDGE           1290988          August 21, 1984
PLYFLEX             1268979          March 6, 1984
PATRIOT             1213937          October 26, 1982
PLYSEAL             1216705          November 16, 1982
SNUB 'N DRY         1226707          February 8, 1983
STRESS-WRAP         1035348          March 9, 1976
PLYTUFF             0993734          September 24, 1974
PLYSAFE             0985376          June 4, 1974
PLYARC              0985375          June 4, 1974
PLYJOINT            0998102          November 12, 1974
PLYSIL              0994594          October 1, 1974
PLYSHIELD           0985374          June 4, 1974
PLYGLAS             0993000          September 10, 1974
PLYTERM             0992999          September 10, 974
BISHOP              0974290          December 4, 1973
BICAST              0810409          June 28, 1966
TRI-SIL             0810408          June 28, 1966
SLIPKNOT            0757661          October 1, 1963
PLYMCOTE            0729070          March 27, 1962
PLYMOUTH            0681763          July 14, 1959
PLYMOUTH            0681172          June 30, 1959
SLIPKNOT            0503216          October 19, 1948

12